RESCON TECHNOLOGY, CORP.

                         5525 South 900 East, Suite 110
                           Salt Lake City, Utah 84117
                                 (801) 262-8844

                              INFORMATION STATEMENT

                         Special Meeting of Stockholders
                           to be held October 18, 1999

                     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                          REQUESTED NOT TO SEND A PROXY


Purpose.

     This Information Statement is furnished in connection with a special meeting of the stockholders of Rescon Technology Corp., a Wyoming corporation ( the "Company"), to be held on Thursday October 18, 1999, at 10:00 a.m. Mountain Daylight Time (the "Meeting"). The Meeting will be held at the offices of the Company, 5525 South 900 East, Suite 110, Salt Lake City, Utah 84117. This Information Statement and the accompanying Notice of Special Meeting of Stockholders are first being mailed to stockholders on or about September 16, 1999. Only stockholders of record at the close of business on September 13, 1999 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The matters to be presented to the Meeting have been adopted by the unanimous resolution of the Board of Directors and is as follows:

          To change the domicile of the Company from the State of Wyoming to the State of Nevada by merging the Company with and into its wholly-owned subsidiary, Rescon Technology, Corp., a Nevada corporation ("Rescon Nevada"), which the Company has recently formed;

          To effectuate a reverse split of its outstanding voting securities on a basis of a 7,000 for one, while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts, with all fractional shares being rounded up to the nearest whole share provided, however, that no stockholder, computed on a per stock certificate of record basis on the effective date hereof, currently owning 10 or more shares shall be reduced to less than 10 shares as a result of the reverse split and that no stockholder owning less than 10 shares, on the per stock certificate of record basis on the effective date hereof, shall be affected by the reverse split; such additional shares required to provide the minimum of 10 shares to be conveyed to the shareholders will be issued by the Company; and provided, further, that all fractional shares shall be rounded up to the nearest whole share, and that these shares shall be provided by the Company. The Company will issue up to 30,000 shares to DTC.

     The Company currently has no business operations other than seeking the acquisition of assets, property or business that may benefit the Company and its stockholders.

     The Wyoming Statutes require the approval of stockholders who hold at least a majority of the voting power present at the meeting at which a quorum is present to change the domicile of the Company.

     Stephen  Nagel the  Company's  President,  Ryan  Seare the  Company's  Vice
President, and Nicholl Heieren the Company's Secretary, who are deemed to be "affiliates" of the Company, own approximately 50.1% of the issued and outstanding voting securities of the Company as of the Record Date, have consented to vote for and adopt the resolution of the Board of Directors to change the Company's domicile to the State of Nevada and the effectuate a reverse split on the Company's common stock. No further votes are required, and none will be solicited. See the caption "Voting Securities and Principal Holders Thereof," herein.

        Dissenter's Rights of Appraisal.

     The stockholders of the Company are afforded dissenters' rights of appraisal under the laws of the State of Wyoming.

     Section 17-16-1302 of the Wyoming Business Corporation Act (the "Wyoming Act"), provides that any stockholder, regardless of whether a vote is required, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan if required by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation. Under W.S. 17-16-1103 shareholder approval is required.

     Pursuant to Section 17-16-1320 of the Wyoming Act, a corporation is required to send a notice to all stockholders as of the applicable record date, regardless of whether such stockholders are entitled to vote, notifying them that they are entitled to assert dissenters' rights under the Wyoming Act. A stockholder who wishes to assert dissenters' rights must cause the corporation to receive before the vote is taken written notice of intent to demand payment for shares if the proposed actions is effectuated; and such stockholder may not vote any shares in favor of the proposed actions. In order to assert dissenters' rights, a stockholder must have been a stockholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the stockholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required.

     Pursuant to Sections 17-16-1322 of the Wyoming Act, the dissenters are required to receive notice stating the effective of proposed effective date of the corporate action; the address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited; inform holders on uncertificated shares to what extent transfer of the shares will be restricted after payment demand is received; supply a form for demanding payment, which form requires the dissenters to state an address to which payment may be made; and set a date by which the corporation must receive payment demand and by which certificates for certificated shares must be deposited, which date may not be fewer than thirty nor more than seventy days after the date of the dissenters' notice.

     The notice must also advise stockholders that they must have been a stockholder with respect to the shares for which payment is demanded as of the date of the proposed corporate action or its effective date, as outlined above, and such notice must be accompanied by a copy of the dissenters' rights provisions of the Wyoming Act. Accordingly, a copy of Article 13 of the Wyoming Act is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

     The procedure for demanding payment requires a stockholder to cause the corporation to receive a payment demand, which may be the payment demand form outlined above, or may be stated in some other written instrument; deposit the certificated shares in accordance with the dissenters' notice; and if required by the corporation in its dissenters' notice, certify that such stockholder was a holder of the shares for which demand of payment has been made on the date of the stockholders' approval of the proposed corporate action, or the effective date, if no such approval was required.

     Upon receipt of a demand for payment from a stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing these shares, the corporation may restrict the transfer of these shares until the proposed corporate action is taken, or sixty days, in the event such action is abandoned. Sections 17-16-1324 and 1326.

     Section 17-16-1325 provides that payment must be made upon the later of the effective date of the corporate action creating dissenters' rights and receipt by the corporation of each payment demand, providing the dissenting stockholder has complied with all of the provisions of the Wyoming Act, and subject to certain restrictions relating to shares acquired after the announcement of the proposed corporate action as provided in Section 17-16-1327. Each payment made shall be accompanied by a balance sheet of the corporation for the end of its most recent fiscal year, and if not available, a fiscal year ending not more than sixteen months before the date of payment; an income statement for such period; a statement of changes in stockholder's equity; statement of cash flows for such a period; and the latest available interim financial statements, if any. The corporation shall also provide a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares, together with a statement of the dissenters' rights to demand payment under Section 17-16-1328, together with a copy of this Section of the Wyoming Act. Accordingly, a copy of Section 17-16-1328 of the Wyoming Act is attached hereto and is incorporated herein by reference. See the caption "Exhibits" herein.

     Section 17-16-1328 of the Wyoming Act provides that a dissenter who has not accepted an offer made by the corporation pursuant to Section 17-16-1327 of the Wyoming Act may notify the corporation in writing of the stockholder's own estimate of the fair value for the shares and demand payment of this estimated amount, plus interest, if such stockholder believes the amount offered is less than the fair value; the corporation failed to make payment of its fair value within sixty days after the date set by the corporation for payment; or the corporation, having failed to take the proposed corporate action, does not return the deposited certificates or release any transfer restrictions imposed on uncertificated shares. Any notice under this Section must be made within thirty days after receipt by any such stockholder from the corporation of an offer to pay the fair value of the shares.

     If a demand under Section 17-16-1328 remains unresolved, the corporation shall commence a proceeding within sixty days after receipt of the counter-payment demand from the dissenting stockholder and petition the court to determine the fair value of the shares and the amount of interest; if the corporation does not commence the proceeding within the sixty day period, it shall pay each dissenter whose demand remains unresolved the amount demanded. Any such action shall be brought in the district court in the county where the corporation maintains its principal or registered office (Salt Lake County,
Utah), and all dissenters who have satisfied all requirements of any counter-proposal for the payment of the fair value of their shares and whose demands remain unresolved, shall be made party to the action. The court may appoint one or more persons to determine the fair value of the shares, and each dissenter made party to the proceeding is, entitled to judgement for the amount, if any, by which the court finds the fair value of the shares, plus interest, exceeded the amount paid by the corporation; or fair value, plus interest, of the dissenters' after acquired shares for which the corporation elected to withhold payment under Section 17-16-1327. The court may assess costs and counsel fees, including the reasonable compensation expenses of appraisers appointed by the court. Theses fees will be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in making demand for payment of the fair value of their shares. The court may also assess fees and expenses of counsel in amounts the court finds equitable, and against the corporation and in favor of any or all dissenters of against either the corporation or one or more dissenters or in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for any dissenters were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. Section 17-16-1331.

     MEMBERS OF THE BOARD OF DIRECTORS COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF WYOMING TO THE STATE OF NEVADA, AND ALSO TO EFFECTUATE A 7,000 FOR 1 REVERSE SPLIT. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

     The information contained in this Information Statement and the Dissenting Stockholders' Payment Demand Form which is attached hereto constitutes the only notice any dissenting stockholder will be provided under the Wyoming Act relative to dissenting stockholders' rights of appraisal.

     Similarities  and  Differences  Between the  Corporate  Laws of Wyoming and
Nevada

     The Corporation laws of Wyoming and Nevada differ in some respects. It is impracticable to summarize all of the differences in this Information Statement, but certain differences between the corporation laws of Wyoming and Nevada that could affect the rights of stockholders of the Company are as follows:

     Cumulative Voting for Directors.

     Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A stockholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such stockholder may chose. Under both Wyoming and Nevada law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. The Articles of Incorporation of Rescon Technology Wyoming do not and Articles of Incorporation of Rescon Technology Nevada will not, provide for cumulative voting in the election of directors.

     Stockholder Vote for Mergers.

     Wyoming law and Nevada law relating to mergers and other corporate reorganizations are substantially the same.

     Dissenters' Rights.

     Under both Wyoming and Nevada law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such stockholder (as determined by a court of competent jurisdiction or by agreement of the stockholder and the corporation), in lieu of the consideration such stockholder would otherwise receive in the transaction.

     Indemnification.

     Wyoming and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the Articles of Incorporation eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty in the case of Nevada). The Articles of Incorporation of Rescon
Technology Nevada will eliminate the liability of directors to the fullest extent permissible under Nevada law.

     Payments of Dividends.

     Nevada law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet test for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (ii) make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or (iii) make its determination based upon any other method that is reasonable in the circumstances. Wyoming law states, that shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one (1) or more classes or series. An issuance of shares under this subsection is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless: (i) The articles of incorporation so authorize; (ii) A majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) There are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the board of directors authorize the share dividend.

     Voting Securities and Principal Holders Thereof.

     As of September 13, 1999, the Record Date for the determination of holders of the Company's common stock entitled to notice of and to vote at the Meeting and any adjournment thereof, a total of 706,686,507 shares of common stock were outstanding; such shares are entitled to a total 706,686,507 votes on the matter to be voted on at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of the Record Date:


Name and Address                    Positions Held             Number and Percentage
                                                            of Shares Beneficially Owned

Stephen Nagel                       President             344,343,254           48.7265%
14510 E Freemont Ave.
Englewood, CO 80112

Ryan Seare                          Vice President          5,000,000             .72%
5525 South 900 East Ste 110
Salt Lake City, UT 84117

Nicholl Heieren                     Secretary               5,000,000             .72%
5525 South 900 East Ste 110
Salt Lake City, UT 84117


     Changes in Control

     The Board of Directors gained control of the Company on August 9,1999.

     Mergers, Consolidations, Acquisitions and Similar Matters.

     The Company intends to execute an Agreement and Plan of Merger (the "Plan") whereby the Company will merge with and into Rescon Nevada, on a 7,000 shares-for-1 share basis, with Rescon Nevada being the surviving corporation, and whereby:

     Merger and Surviving Corporation.

     The Company will merge with and into Rescon Nevada; Rescon Nevada will be the surviving corporation; and the separate existence of the Company shall cease. Until amended, modified or otherwise altered, the Certificate of Incorporation of Rescon Nevada shall continue to be the Certificate of Incorporation of the surviving corporation; and the Bylaws of Rescon Nevada shall become the Bylaws of the surviving corporation.

     Share Conversion.

     Each share of common stock of the Company shall, upon the effective date of the merger, be converted into 1/7,000 share of common stock of Rescon Nevada while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts, with all fractional shares being rounded up to the nearest whole share provided;
however, that no stockholder, computed on a per stock certificate of record basis on the effective date hereof, currently owning 10 or more shares shall be reduced to less than 10 shares as a result of the reverse split and that no stockholder owning less than 10 shares, on the per stock certificate of record basis on the effective date hereof, shall be affected by the reverse split; such additional shares (the "Rescon Nevada Shares".)

     Survivor's Succession to Corporate Rights.

     The surviving corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of the Company, and all property, real, personal, and mixed, and all debts due to the Company on whatever account, as well for stock subscriptions as all other things in action or belonging to the Company shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the surviving corporation as they were of the Company, and the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the surviving corporation and may be enforced against it to the same extent as is said debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation shall be responsible and liable to dissenting stockholders who are accorded and who preserve rights of appraisal as required by the Wyoming Act; and any action or proceeding whether civil, criminal or administrative, pending by or against the Company shall be prosecuted as if the Plan had not taken place, or the surviving corporation may be substituted in such action or proceeding.

     Survivor's  Succession  to Corporate  Acts,  Plans,  Contracts  and Similar
Rights.

     All corporate acts, plans, policies, contracts, approvals and authorizations of the Company, its Stockholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the effective time of the merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with surviving corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Company.

     Survivor's Rights to Assets, Liabilities, Reserves, etc.

     The assets, liabilities, reserves and accounts of the Company shall be recorded on the books of the surviving corporation at the amounts at which they, respectively, shall then be carried on the books of the Company, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the merger.

     Directors and Officers.
     -----------------------

     The directors and officers of the Company shall become the directors and officers of the surviving corporation.

     Principal Office.

     The principal office of the Company, which is the same as the principal office of the surviving corporation, shall remain the principal office of the surviving corporation.

     Adoption.

     The merger must be adopted by persons owning a majority of the outstanding voting securities of the Company.


     Appraisal Rights and Notification.

     Stockholders of the Company shall be accorded all rights privileges and be subject to all of the obligations contained within the Wyoming Act regarding rights of appraisal, and the surviving corporation shall be obligated to notify the Company's stockholders as provided therein.

     Effective Date.

     The effective Date of the merger shall be the date when the Certificate of Merger is filed and accepted by the Secretary of State of Nevada and at such time as all applicable provisions of the Nevada Law have been met.

     Delivery of Shares.

     On the Closing, the Rescon Nevada Shares shall be exchanged for the Company's share of common stock, on a one for 1/7,000 share basis while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts, with all fractional shares being rounded up to the nearest whole share provided;
however, that no stockholder, computed on a per stock certificate of record basis on the effective date hereof, currently owning 10 or more shares shall be reduced to less than 10 shares as a result of the reverse split and that no stockholder owning less than 10 shares, on the per stock certificate of record basis on the effective date hereof, shall be affected by the reverse split; such additional shares

     Description of Securities of Rescon Technology Nevada.

     Rescon Nevada is authorized to issue 1,000,000,000 shares of common voting stock, having a par value of $0.0001 per share. The Company's Articles of Incorporation provide that each outstanding share of common stock is entitled to one vote on each matter submitted at a meeting of stockholders, and that each share will share equally in the distribution of profits of the Company. The common stock carries no preemption rights or cumulative voting rights. There are no provisions in its Articles of Incorporation, as amended, or bylaws that would delay, defer or prevent a change in control of the Company.

     The authorized capital and the rights and preferences of the common stock of Rescon Nevada are identical to those of the Company.

     Neither the Company nor Rescon Nevada has any dividends in arrears or has defaulted in principal or interest in respect of any outstanding securities.

     Financial Information.

     Neither the Company nor Rescon Nevada, has engaged in any extraordinary restructuring or reorganization transactions or asset transfer in connection with or in anticipation of the change of domicile. Both companies are developmental stage companies without revenues from operations, and management believes that financial information regarding the Company and Rescon Nevada is not material to a determination of whether the Company should change its domicile from the State of Wyoming to the State of Nevada.

     Regulatory Requirements.

     With the exception of filings to be made with the Secretary of State of the State of Nevada and the Secretary of State of the State of Wyoming, there are no federal or state regulatory requirements to be complied with or approvals that must be obtained in connection with the proposed change of domicile.

     Reports, Opinions or Appraisals.

     No report, opinion or appraisal has been sought in connection with the proposed change of domicile.

     Past, Present or Proposed Material Contracts.

     Except for the Plan, the material terms of which are set forth under the caption "Mergers, Consolidations, Acquisitions and Similar Matters" of this Information Statement, there are no past, present or proposed material contracts, arrangements, understandings, relationships, negotiations or transactions involving the Company, Rescon Nevada or any affiliate of either entity.

     Interest of Certain Persons in or Opposition to matters to be Acted Upon.

     No director, officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holding or otherwise, in the change of domicile from the State of Wyoming to the State of Nevada, which is not shares by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

     Voting Procedures.

     The presence of a majority of the shares of the Company's common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Under Wyoming Law, if a quorum exists, action on the change of domicile and effectuating a reverse split shall be approved if the votes cast in favor of the action exceeded the votes cast against the action. Each stockholder will be entitled to one vote for each share of common stock held.

     MEMBERS OF THE BOARD OF DIRECTORS COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE MERGER PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS DOMICILE FROM THE STATE OF WYOMING TO THE STATE OF NEVADA, TO EFFECTUATE A 7,000 FOR 1 REVERSE SPLIT. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                         EXHIBITS

                         Ballot.

     A copy of a Ballot accompanies this Information Statement.

     Dissenting Stockholder's Payment Demand Form accompanies this Information Statement. UNDER WYOMING LAW, A STOCKHOLDER WISHING TO ASSERT DISSENTERS' RIGHTS OF APPRAISAL MAY NOT VOTE HIS, HER OR ITS SHARES IN FAVOR OF THE PROPOSED ACTION.

     Section 17-16-1301 to 17-16-1328 of the Wyoming Act.

     Articles of Incorporation of the Company, as amended.

     Certificate of Incorporation of Rescon Nevada.

                                     BALLOT

              Special Meeting of Stockholders of Rescon Technology Corp.


     The undersigned stockholder of Rescon Technology Corp. a Wyoming corporation (the "Company"), votes as follows with regard to the following matter proposed at the Special Meeting of Stockholders to be held October 18, 1999:

     To change the domicile of the Company from the State of Wyoming to the State of Nevada:

     To effectuate a reverse split of its outstanding voting securities on a basis of a 7,000 for one, while retaining the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and capital surplus accounts, with all fractional shares being rounded up to the nearest whole share; however, that no stockholder, computed on a per stock certificate of record basis on the effective date hereof, currently owning 10 or more shares shall be reduced to less than 100 shares as a result of the reverse split and that no stockholder owning less than 10 shares, on the per stock certificate of record basis on the effective date hereof, shall be affected by the reverse split; such additional shares required to provide the minimum of 10 shares to be conveyed to the shareholders will be issued by the Company; and provided, further, that all fractional shares shall be rounded up to the nearest whole share, and that these shares shall be provide by company. The company will issue up to 30,000 shares to DTC.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


UNLESS NOTICE OF THE MEETING IS WAIVED BY ALL STOCKHOLDERS PURSUANT TO SECTION 17-16-823 OF THE WYOMING BUSINESS CORPORATION ACT, NO OTHER BUSINESS MAY BE CONDUCTED AT THIS SPECIAL MEETING OF STOCKHOLDERS.

                     DISSENTING STOCKHOLDERS' PAYMENT DEMAND FORM


Rescon Technology Corp.
5525 South 900 East Suite 110
Salt Lake City, UT 84117

Re: Proposed Change of Domicile of Rescon Technology Corp., A Wyoming corporation (the "Company"), to the State of Nevada, by merger of the Company with and into its Wholly-owned subsidiary, Rescon Technology Nevada Corp. A Nevada corporation ("Rescon Technology Nevada")

Dear Ladies and Gentlemen:

     The undersigned hereby dissents with respect to the proposed change of domicile of the Company from the State of Wyoming to the State of Nevada and effecting a reverse split of 7,000 for 1.

     I hereby demand payment for the fair value of my "certificated" shares, which are described below, and I demand that payment be forwarded to the address indicated below.

     The undersigned represents and warrants that the undersigned was the owner of the shares covered by this demand on the date of the stockholders' vote concerning the change of domicile.

     I understand that this demand for payment must be received on or before November 1, 1999, which is a period thirty days after the date on which the proposed action is intended to take effect.

     If the undersigned is other than the "record holder" of the shares for which demand for payment is made, the undersigned will provide evidence of the purchase of such shares at the time demand for payment is made.

     The undersigned acknowledges that this Dissenting Stockholders' Payment Demand Form was accompanied by a copy of the applicable provisions of the Wyoming Business Corporations Act relating to such dissenting stockholder's rights of appraisal.


------------------------                    ---------------------------
Date                                        Signature

------------------------                    ---------------------------
Address                                     Print Name

------------------------
City and State    Zip

------------------------                    ----------------------------
Stock Certificate #                         Number of Shares Represented

ARTICLE 13
DISSENTERS' RIGHTS

17-16-1301.   Definitions.   (a)  As  used  in  this  article:  (i)  "Beneficial
shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder; (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer; (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S.17-16-1320 through 17-16-1328; (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable; (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances; (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation; (vii) "Shareholder" means the record shareholder or the beneficial shareholder.


17-16-1302. Right to dissent. (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions: (i) Consummation of a plan of merger or consolidation to which the corporation is a party if: (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104. (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale; (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it: (A) Alters or abolishes a preferential right of the shares; (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (E) Reduces the number of shares owned by the share holder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604. (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares. (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303. Dissent by nominees and beneficial owners. (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one(1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders. (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if: (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote. 17-16-1320. Notice of dissenters' rights. (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article. (b) If corporate action creating dissenters' rights under W.S.17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321. Notice of intent to demand payment. If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action. (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

17-16-1322. Dissenters' notice. If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321. (b) The dissenters' notice shall be sent no later than ten(10) days after the corporate action was taken, and shall: (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited; (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date; (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and (v) Be accompanied by a copy of this article.

17-16-1323. Duty to demand payment. (a) A shareholder sent a dissenters' notice described in W.S.17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to beset forth in the dissenters' notice pursuant to W.S.17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice. (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324. Share restrictions. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326. (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325. Payment. Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest. (b) The payment shall be accompanied by: (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any; (ii) A statement of the corporation's estimate of the fair value of the shares; (iii) An explanation of how the interest was calculated; (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and (v) A copy of this article.

17-16-1326. Failure to take action. If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

17-16-1327. After-acquired shares. A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares ,plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328. Procedure if shareholder dissatisfied with payment or offer. (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S.17-16-1327 and demand payment of the fair value of his shares and interest due, if: (i) The dissenter believes that the amount paid under W.S.17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated; (ii) The corporation fails to make payment under W.S.17-16-1325 within sixty (60) days after the date set for demanding payment; or (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty(60) days after the date set for demanding payment. (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

                            ARTICLES OF INCORPORATION
                                       OF
                             RESCON TECHNOLOGY CORP.

     The undersigned  natural person,  acting as Incorporator of the corporation
under  the  Nevada   Revised   Statutes,   adopts  the  following   Articles  of
Incorporation for such corporation.

                                    ARTICLE I

Name. The name of the corporation is "Rescon Technology Corp." (hereinafter, the "Corporation").

                                   ARTICLE II

Period of Duration. The Period of duration of the Corporation is perpetual.

                                   ARTICLE III

Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

                                   ARTICLE IV

Capitalization. The Corporation shall have the authority to issue 1,000,000,000 shares of common voting stock having a par value of one tenth of one cent ($0.0001). All stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

                                    ARTICLE V

Initial Resident Agent. The initial resident agent of the Corporation shall be The Agency Services of Nevada, c/o Law Offices of Turner Law Limited and the street address and mailing address of the initial resident agent are: 245 East Liberty Street, Suite 200 Reno, NV 89501.

                                   ARTICLE VI

Directors. The Corporation shall be governed by a Board of Directors consisting of no less than three directors. The number of directors constituting the initial Board of Directors is three and the name and address of the persons who shall serve as directors until their successors are elected and qualified are, to-wit:


                  Stephen Nagel
                  14510 East Fremont Ave
                  Englewood, CO 80112

                  Ryan Seare
                  5525 South 900 East Suite 110
                  Salt Lake City, UT 84117

                  Nicholl Heieren
                  5525 South 900 East Suite 110
                  Salt Lake City, UT 84117

                                   ARTICLE VII

         Incorporator. The name and street address of the Incorporator is:

                  Ryan Seare
                  5525 South 900 East Suite 110
                  Salt Lake City, UT 84117

                                  ARTICLE VIII

     Control Share Acquisitions. The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

                                   ARTICLE IX

     Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.



                                                       /S/ RYAN SEARE
                                                       Vice President








STATE OF UTAH                       )
                                    :ss
COUNTY OF SALT LAKE                 )

     On the 1 day of July, 1999, personally appeared before me Ryan Seare, who duly acknowledged to me that he is the person who signed the foregoing instrument as incorporator: that he has read the foregoing instrument and knows the contents thereof; and that the contents thereof are true of his personal knowledge.




                                                        /S/ KATHLEEN MORRISON
                                                        Notary Public